                                                                    EXHIBIT 99.5
                               LETTER OF GUARANTEE
                                (THE "GUARANTEE")



TO: CHINATRUST COMMERCIAL BANK, LTD.
    as facility agent (the "Agent")
    for the banks referred to in the
    Loan Agreement (defined below) and
    in its capacity as a joint and
    several creditor



                                                         Date: November 30, 2005


Gentlemen:


The undersigned, AMKOR TECHNOLOGY, INC., is a company organized and existing under the law of the State of Delaware, with its registered offices at 1900 South Price Road, Chandler, Arizona 85248, U.S.A. (the "Guarantor").

Reference is made to that certain NT$ 1,840,000,000 Syndicated Term Loan Agreement, dated as of November 30, 2005 (the "Loan Agreement"), entered into by and among AMKOR TECHNOLOGY TAIWAN, LTD., a company organized under the laws of the Republic of China("R.O.C.") with its registered office at No.1 Kao-Ping Sec. Chung-Feng Rd., Lungtan County, Taoyuan Hsien 325, Taiwan, R.O.C. (the "Borrower"), the Agent and the Banks as lenders and such other parties named therein.

In consideration of the Banks' and the Agent's entering into the Loan Agreement and agreeing to advance the loans to the Borrower, the Guarantor hereby, to the greatest extent permitted by applicable law, agrees and undertakes as follows:

1. GUARANTEE. (a) Obligations. The Guarantor hereby irrevocably, absolutely and unconditionally, jointly and severally with the Borrower, as a primary obligor and not merely as a surety, guarantees the due, punctual and full payment of all indebtedness and obligations of the Borrower under the Loan Agreement, whether for principal, interest, fees or otherwise, including, without limitation, all costs and expenses of enforcement or preservation of the rights of the Banks under or pursuant to the Loan Agreement when an Event of Default (as defined in the Loan Agreement) has

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occurred and is continuing (for purposes of this Guarantee, the "Obligations").

     (b) Payment. In the event of non-payment by the Borrower of any of the Obligations when due, whether by acceleration or otherwise, the Guarantor shall, immediately on demand, pay the same to the Agent (for the account of the Banks) in New Taiwan Dollars ("Payment Currency"), in immediately available funds, to the account of the Bank (account No.107118509008) with Chinatrust Commercial Bank, Ltd. in Taipei, Taiwan, R.O.C. or to such other account and/or in such other place as the Bank may designate with notification to the Guarantor("Payment Place"), together with interest thereon from the date of demand to the date of actual payment thereof at the default interest rate as specified in the Loan Agreement, free and clean of and without set-off or deduction for taxes or otherwise. A certificate from the Agent as to the amount of any of the Obligations due and unpaid and as to the applicable interest rate, in the absence of manifest error, shall be conclusive as against the Guarantor and the Banks.

     (c) Taxes. Any and all payments to be made by the Guarantor to the Agent with respect to the Obligations shall be made free and clear of, and without deduction for, any present or future taxes or charges, whenever imposed by withholding or otherwise, all of which taxes, deductions or charges (if any) shall be borne and paid by the Guarantor. If the Guarantor shall be required by law to make any such deduction from any payment hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (d) Payment Currency. The Guarantor acknowledges that the Obligations shall be paid in the Payment Currency (New Taiwan Dollars) and may not be discharged by an amount paid in currency other than the Payment Currency or in any place other than the Payment Place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the Payment Currency and transfer to the Payment Place, under normal banking procedures, does not yield the amount of the Payment Currency due in the Payment Place. In the event that any payment, whether pursuant to a judgment or otherwise, upon such

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conversion  and  transfer,  does not  result in  payment  of such  amount of the
Payment Currency to the Payment Place, the Agent shall be entitled to demand immediate payment of, and shall have a separate cause of action for, the deficiency in respect of the payments due. The Guarantor agrees that it shall pay the sum due in the Payment Currency and, to the extent applicable, shall be solely responsible to obtain all required foreign exchange or other approvals required for the making of such payment. Failure by the Guarantor to obtain any such approval shall not relieve the Guarantor from its obligations to make such payment in New Taiwan Dollars. In the event the Guarantor places any other currency with the Agent for purposes of payment hereunder, such placement shall not constitute payment for purposes of calculation of interest or otherwise unless and until the sum so deposited is converted to New Taiwan Dollars and the Guarantor shall bear all risk of currency fluctuation between the time of placement and time of actual conversion and remittance thereof.

     (e) Application of Payments. Notwithstanding anything herein to the contrary, payments by the Guarantor hereunder shall be applied to Obligations and other sums payable hereunder in such order of priority as specified in the Loan Agreement.

2. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Agent and the Banks that:

     (a) Corporation/Authorities. (i) The Guarantor has full powers and authorities to own its properties, to carry on its business as now being conducted, and to execute, deliver and perform all of its obligations under this Guarantee; (ii) the Guarantor is duly authorized to issue this Guarantee and has taken all appropriate and necessary corporate actions to authorize the execution, delivery and performance of this Guarantee; (iii) this Guarantee constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with the terms hereof; or (iv) the execution, delivery and performance by the Guarantor of this Guarantee will not violate any of its incorporation documents or any provision of law, regulation, order, judgment, decree or award applicable to the Guarantor and will not result in a breach of, or constitute a default under, any material agreement to which the Guarantor is a party or by which it or any of its property may be bound and does not require any shareholders approval or any approval or consent of any

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trustee or holder of any indebtedness or obligations of the Guarantor.

     (b) Litigation. Except for those disclosed in the public filings made by the Guarantor in accordance with applicable laws and regulations and specifically delivered to the Agent prior to the date hereof (the "Public Filings"), as of the date hereof, there are no actions, suits or proceedings pending or threatened against the Guarantor or its properties before any court or government agency which, if determined adversely to the Guarantor, would be reasonably expected to have a material adverse effect on the Guarantor's financial condition, properties or operations.

     (c) Ranking of Credit. The Guarantor's obligations hereunder rank at least pari passu in priority of payment and otherwise with all unsecured and unsubordinated indebtedness of the Guarantor except for statutory liens arising by operation of law in the ordinary course of business or those disclosed in the Public Filings.

     (d) Other Obligations. The Guarantor is not in default under any agreement to which it is a party or by which it may be bound, a default in respect of which would reasonably be expected to have a material adverse effect on the Guarantor's financial condition or operations or its ability to perform its obligations hereunder. As of the date hereof, no Event of Default (as defined under the Loan Agreement) has occurred.

     (e) No Material Adverse Change. The audited financial statements of the Guarantor as at and for the period ended December 31, 2004, and the unaudited financial statements of the Guarantor as at and for the period ended September 30, 2005, copies of which have been delivered to the Agent, are complete and correct in all material respects, have been prepared in accordance with U.S. generally accepted accounting principles, and fairly present the financial condition and the results of operations of the Guarantor as of such date, and since the date of such financial statements, there has been no material adverse change in the financial condition or results of operations of the Guarantor, except for those which have been disclosed in writing to the Agent (if any).

     (f) Reliance. No representation or warranty made by the Guarantor in or in connection with this Guarantee or any

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statement  in any  document  delivered  to the  Agent in  connection  with  this
Guarantee contains any untrue statement of material fact or omits any material fact necessary to make such representation, warranty or document not misleading, nor is any fact known to the Guarantor which may affect in a materially adverse manner the Guarantor's ability to conduct its business substantially as conducted on the date of this Guarantee. The foregoing representations and warranties are deemed to be made by the Guarantor by reference to the facts and circumstances then existing on the date on which the Borrower requests a drawing of the Loan ; provided, that for the purposes of Clause 2(d) the references to financial statements shall be read as references to its latest financial statements delivered to the Agent pursuant to Clause 3(e) hereof. The Guarantor acknowledges that the Agent and the Banks entered into the Loan Agreement in reliance upon this Guarantee and the representations and warranties contained herein.

3. COVENANTS. The Guarantor hereby unconditionally undertakes and covenants to the Agent that so long as any Obligations remain outstanding, it shall act as follows and carry out the following obligations:

     (a) Existence. The Guarantor shall (i) maintain its corporate existence and all licenses necessary for the conduct of its business and operations or the ownership of its properties; (ii) comply with the requirements of all applicable laws, regulations, requirements and orders of all governmental authorities having jurisdiction over it, except where the failure to comply would not have adverse effects on the business or financial condition of the Guarantor; (iii) keep and maintain proper books and records; and (iv) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income, profits or properties, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien, charge or encumbrance upon any of its properties, except for those where contested in good faith and adequate reserves therefore have been established in conformity with U.S. generally accepted accounting principles.

     (b) Negative Covenants. The Guarantor shall not, without the prior written consent of the Agent(for and on behalf of the Banks):(i) change its business nature or (ii)enter into any merger or consolidation or divide-up unless (A) the Guarantor is the surviving entity of such a merger or consolidation and (B)such a merger or

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consolidation  does  not  adversely  affect  or  impair  the  overall  financial condition of the Guarantor or the Guarantor's ability to perform its obligations hereunder.

     (c) Representations and Warranties. The Guarantor shall ensure that the representations and warranties contained in this Guarantee shall remain true and correct at all times and, except for those expressly otherwise provided for herein, the representations and warranties made by the Guarantor under Article 2 hereof shall be deemed repeated on each Interest Payment Date (as defined in the Loan Agreement).

     (d) Shareholding. From time to time and at all times throughout the terms of the Loan Agreement and this Guarantee, the Guarantor (i)shall beneficially own, directly and/or indirectly through its subsidiaries and/or affiliates, no less than 96.3% of the total issued and outstanding shares of the Borrower and
(ii) shall maintain an effective management control over the Borrower.

     (e) Financial Statements. (i) Semi-Annual Statements. Throughout the term hereof, within ninety (90) days after the end of each fiscal half-year of the Guarantor, the Guarantor shall provide the Agent (for distribution to the Banks) with copies of the Guarantor's year-to-date unaudited balance sheet (including footnotes) for such half-year, including therein its balance sheet as of the end of such fiscal half-year and statement of its income. Each of such unaudited statements shall be prepared on a consolidated) basis, and the information contained therein shall be presented in accordance with U.S. generally accepted accounting principles consistently applied.

     (ii) Annual Statements. Throughout the term hereof, within one hundred and twenty (120) days after the end of each fiscal year of the Guarantor, the Guarantor shall provide the Agent(for distribution to the Banks) with copies of the Guarantor's annual audited report (including footnotes) for such year, including therein its balance sheet as of the end of such fiscal year and statement of its income and statement of changes in shareholders' equity. Each of such audited reports shall be prepared on a consolidated basis and certified by a creditable independent public accounting firm in accordance with U.S. generally accepted audit standards and the information contained therein shall be presented in accordance with U.S. generally accepted accounting principles consistently applied.

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     (iii)  Other  Information.   The  Guarantor  shall  provide  the  Agent(for
distribution to the Banks) with such other information concerning the financial condition, operations and assets of the Guarantor (to the extent it shall be available to the public in accordance with applicable laws or regulations or is in public domain)as the Agent may, from time to time, reasonably request. The Guarantor shall ensure that all such information provided by the Guarantor to the Agent shall be true and correct in all material aspects.

     (f) Other Documents. The Guarantor shall execute all such other documents and instruments, including negotiable instruments, and do all such other acts and things as the Agent reasonably deems necessary or appropriate to carry out the intent hereof.

4. WAIVERS. The Guarantor hereby waives (i) diligence, presentment, demand, protest and notice of any kind, (ii) any right of beneficium ordinis, and (iii) any requirement that the Agent , any Bank, its assignees or its endorsees exhaust any right to take any action against the Borrower, its properties or any security, guarantee or support provided to the Agent or any Bank with respect to the Obligations.

5. CONSENT. The Guarantor hereby consents (i) to any extension of time of payment of any Obligations and any other indulgence which may be granted to the Borrower by the Agent or any Bank; (ii) to any modification or amendment of the terms or conditions of the Loan Agreement or any other agreement or document related thereto agreed by the Borrower; and (iii) to any release, modification or replacement of any security, guarantee or support provided for the Obligations.

6. NON-DISCHARGE. Except for the Guarantor's payment of the Obligations in full as provided for herein, to the greatest extent permitted by the applicable laws and regulations, the Guarantor's obligations hereunder shall not be discharged or affected by any circumstances which might constitute a discharge or defense (including, without limitation, the bankruptcy, composition or reorganization of the Borrower) or the illegality, invalidity, unenforceability, or any defect in the Obligations. The

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intention  of  the  Guarantor   being  that  this   Guarantee  is  absolute  and
unconditional in all circumstance.

7. AVOIDANCE OF PAYMENTS. The Guarantor shall on demand indemnify the Agent or any Bank against any funding or other cost, loss, expense or liability (including loss of margin) sustained or incurred by the Agent or any Bank as a result of it being required for any reason (including any bankruptcy, insolvency, winding-up or similar law of any jurisdiction) to refund all or part of any amount received or recovered by it in respect of any part of the Obligations payable by the Borrower or the Guarantor and shall in any event pay to the Agent or such Bank on demand the amount so refunded by it.

8. INDEMNITY. As separate, independent and alternative stipulations, the Guarantor hereby unconditionally and irrevocably agrees that any Obligation is for any reason (whether or not now existing and whether or not now known or becoming known to any party to the Loan Agreement) not recoverable from the Borrower, shall nevertheless be recoverable from the Guarantor as if it was the sole principal debtor and shall be paid by it to the Agent( for account of the Banks) on demand.

9. SUBROGATION. Until all of the Obligations shall have been paid in full, the Guarantor shall not take any action which would prevent or interfere with the performance by the Borrower of any of the Obligations and, regardless of any payment by the Guarantor hereunder, any claims of the Guarantor against the Borrower shall not be subrogated to the claims of the Agent and the Banks; nor shall any lien or other security for or on account of the granting of this Guarantee become enforceable by the Guarantor until the Obligations have been paid in full.

10. SET-OFF. In addition to and not limited by such other rights as the Agent and the Banks may have, each of the Agent and the Banks is hereby authorized at any time and from time to time, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any Bank to or for the credit or the account of the Guarantor ("Bank Obligations") against any and all of the obligations of the Guarantor then due and payable under this Guarantee irrespective of whether or not the currency thereof is the same and whether or not the Agent or any Bank shall have made any demand under this Guarantee

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and although the Bank Obligations may be unmatured (the Bank  Obligations  shall be deemed to have matured upon any such set-off). With respect to deposits with a Bank, such Bank is authorized to terminate and withdraw such deposits, for and on behalf of the Guarantor, after occurrence of an Event of Default (as defined in the Loan Agreement), without regard to the original maturity thereof. Each Bank agrees promptly to notify the Guarantor upon any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

11. ENFORCEMENT COSTS. The Guarantor shall pay to the Agent (for account of the Banks), on demand, any and all costs and expenses (including without limitation attorneys fees) incurred by the Agent (for account of the Banks) in the implementation, preservation and enforcement of any and all of the Banks' rights and interests under this Guarantee including, without limitation, the costs and expenses arising from participation in any bankruptcy, reorganization or like proceedings, together with interest on such sums calculated at the default interest rate applicable to the Obligations.

12. ASSIGNMENT. This Guarantee shall be binding upon the Guarantor and its assigns and/or successors and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. Each of the Agent and the Banks may, with the notice to but without the consent of the Guarantor, transfer or assign this Guarantee, in whole or in part, to any person or entity holding or acquiring any interest in the Obligations. The Guarantor may not assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks.

13. AMENDMENT. This Guarantee shall not be amended or modified except by written instrument duly signed by the Agent (on and on behalf of the Banks) and the Guarantor.

14. CONTINUING GUARANTEE. This Guarantee is a continuing guarantee for any and all Obligations and may not in any way be withdrawn, terminated, cancelled or replaced without the prior written consent of the Agent (for and on behalf of the Banks).


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


15. NOTICES. Any communication, demand or notice to the Guarantor shall be deemed duly and properly made or given if made or given in writing delivered by hand or mailed by ordinary registered mail to the Guarantor at the address indicated after the Guarantor's signature hereon below or at such other address as the Guarantor may designate by notice to the Agent in writing. Any notice to the Agent shall be made in writing and delivered to the address of the Agent as set out below. Notices to the Bank shall be effective only upon the Agent's actual receipt thereof.

16. CUMULATIVE RIGHTS. The rights and remedies of the Agent under this Guarantee shall be in addition to, and not exclusive of, any rights or remedies which the Agent has under the law or any other agreement or instrument.

17. NON-WAIVER. Any failure or delay on the part of any party hereto to insist on performance of any provision, right, power or remedy hereof shall not constitute a waiver thereof or of any other provision herein contained. Any waiver of any provisions hereof by the Agent shall be valid only if made in writing and shall be strictly limited to the extent expressly stated therein and shall not constitute a waiver of any other provision hereof.

18. GOVERNING LAW; JURISDICTION. (a) Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. (excluding the conflict of law provisions thereof).

     (b) Jurisdiction. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of its properties or assets with respect to any of the obligations arising under or relating to this Guarantee may be brought in the Supreme Court of State of New York, County of New York, and/or in the United States District Court for the Southern District of New York, and/or the Taipei District Court in Taipei, Taiwan, R.O.C., as the Agent may elect, and the Guarantor hereby waives any objection, including without limitation, any objection to the laying of venue or any objection based upon the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action

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

or proceeding in any such court. The foregoing, however, shall not limit the rights of the Agent and each Bank to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction or court.

     (c) Process Agent. The Guarantor agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in New York, U.S.A. to CT Corporation System presently located at 1633 Broadway, New York New York 10019, U.S.A. as the Guarantor's agent for service of process ("Process Agent") for the service of process in the State of New York and agrees and consents that process in any suit, action or proceeding may be served on it by delivering the same to the Process Agent, at such address or at such other address in the City, County and State of New York at which the Process Agent is then located. Nothing in this sub-Section shall affect the right of the Agent or the Banks to serve legal process in any other manner or in any other jurisdiction permitted by law.

     (d) Waiver. The parties hereto waive any rights they may have to jury trial.

19. LANGUAGE AND HEADINGS. This Guarantee and all notices, demands, requests, statements or other communication to be made or given by the Guarantor hereunder shall be in the English language only. Any documents required to be delivered pursuant to this Guarantee which are not in the English language shall, if required by the Bank, be accompanied by a certified (by the Guarantor) English language translation thereof and in the event of any conflict between the original of any document and the English language translation thereof, the English language translation shall, to the greatest extent permitted by applicable laws and regulations, prevail. The headings in this Guarantee are for convenience of reference only and shall not affect the construction hereof.

20. SEVERABILITY. If any one or more of the provisions contained in this Guarantee is or shall become invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


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
THE GUARANTOR:
AMKOR TECHNOLOGY, INC.




By: /s/ Kenneth T. Joyce
    ----------------------
Name:  Kenneth T. Joyce
Title: Chief Financial Officer
ADDRESS FOR NOTICES:
1900 South Price Road
Chandler, Arizona, 85248,
U.S.A.
TEL:(480)821-5000





                                                        Witness:




                                                        By: /s/ Joanne Solomon
                                                            ------------------




ACCEPTED

THE AGENT:
CHINATRUST COMMERCIAL BANK, LTD.




By: /s/ Authorized Signatory
    -------------------------
Name:
Title:
ADDRESS FOR NOTICES:
     7F No.3 Sung-Shou Rd.
     Taipei Taiwan R.O.C.
TEL: 2722-2002


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